                                                                [Conformed copy]








                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                      November 12, 2002 (November 12, 2002)
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                Date of Report (Date of earliest event reported)



                              FORTUNE BRANDS, INC.
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             (Exact name of registrant as specified in its charter)



          Delaware                       1-9076                  13-3295276
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(State or other jurisdiction          (Commission              (IRS Employer
      of incorporation)               File Number)           Identification No.)



             300 Tower Parkway, Lincolnshire, Illinois            60069
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              (Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including area code      (847) 484-4400
                                                     ----------------------

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 7.  Financial Statements and Exhibits.
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         (c)    Exhibits.
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                99.    Investor Brochure dated November 12, 2002.


Item 9.  Regulation FD Disclosure.
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         On November 12, 2002, the Registrant will begin distribution of the investor brochure attached as Exhibit 99 relating to the Registrant and its business. This investor brochure will also be available on the Investor Info page of the Company's web site, www.fortunebrands.com.


                                    SIGNATURE
                                    ---------

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               FORTUNE BRANDS, INC.
                                               ---------------------
                                                   (Registrant)



                                               By  /s/ Mark A. Roche
                                                 -------------------------------
                                                 Mark A. Roche
                                                 Senior Vice President,
                                                   General Counsel and Secretary


Date:  November 12, 2002

                                  EXHIBIT INDEX



                                                                    Sequentially
Exhibit                                                            Numbered Page
-------                                                            -------------


99. Investor brochure of Registrant dated
    November 12, 2002.